UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2005

BEASLEY BROADCAST GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-29253	65-0960915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Riviera Drive, Suite 200, Naples, Florida 34103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 263-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 13, 2005, the Company entered into a three-year employment agreement with George G. Beasley effective retroactively as of February 11, 2005 pursuant to which he serves as the Chief Executive Officer and Chairman of the board of directors. Pursuant to this agreement, Mr. Beasley receives an annual base salary of $638,000 subject to an annual increase of not less than 5%, an amount equal to the amount payable by Mr. Beasley for coverage under the Company’s benefit plans (plus an additional amount equal to taxes payable by Mr. Beasley as a result of the receipt of this payment) and an annual cash bonus at the discretion of the Compensation Committee. Mr. Beasley also received 60,000 shares of the Company’s Restricted Stock (as defined in the 2000 Equity Plan) under the 2000 Equity Plan. The employment agreement with Mr. Beasley expires on May 13, 2008 and will automatically renew thereafter for successive one-year periods unless notice is provided at least 90 days before the expiration of the term by Mr. Beasley or the Company. The Company could incur severance obligations under the terms of the employment agreement in the event that Mr. Beasley’s employment is terminated without cause or if he resigns for good reason. A copy of this employment agreement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

On May 13, 2005, the Company entered into a three-year employment agreement with Bruce G. Beasley effective retroactively as of February 11, 2005 pursuant to which he serves as the President and Co-Chief Operating Officer. Pursuant to this agreement, Mr. Beasley receives an annual base salary of $415,000 subject to an annual increase of not less than 5%, an amount equal to the amount payable by Mr. Beasley for coverage under the Company’s benefit plans (plus an additional amount equal to taxes payable by Mr. Beasley as a result of the receipt of this payment) and an annual cash bonus at the discretion of the Compensation Committee. Mr. Beasley also received 60,000 shares of the Company’s Restricted Stock (as defined in the 2000 Equity Plan) under the 2000 Equity Plan. The employment agreement with Mr. Beasley expires on May 13, 2008 and will automatically renew thereafter for successive one-year periods unless notice is provided at least 90 days before the expiration of the term by Mr. Beasley or the Company. The Company could incur severance obligations under the terms of the employment agreement in the event that Mr. Beasley’s employment is terminated without cause or if he resigns for good reason. A copy of this employment agreement is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

On May 13, 2005, the Company entered into a three-year employment agreement with B. Caroline Beasley effective retroactively as of February 11, 2005 pursuant to which she serves as the Executive Vice President and Chief Financial Officer. Pursuant to this agreement, Mr. Beasley receives an annual base salary of $398,000 subject to an annual increase of not less than 5%, an amount equal to the amount payable by Ms. Beasley for coverage under the Company’s benefit plans (plus an additional amount equal to taxes payable by Ms. Beasley as a result of the receipt of this payment) and an annual cash bonus at the discretion of the Compensation Committee. Ms. Beasley also received 60,000 shares of the Company’s Restricted Stock (as defined in the 2000 Equity Plan) under the 2000 Equity Plan. The employment agreement with Ms. Beasley expires on May 13, 2008 and will automatically renew thereafter for successive one-year periods unless notice is provided at least 90 days before the expiration of the term by Ms. Beasley or the Company. The Company could incur severance obligations under the terms of the employment agreement in the event that Ms. Beasley’s employment is terminated without cause or if he resigns for good reason. A copy of this employment agreement is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

On May 13, 2005, the Company entered into a three-year employment agreement with Brian E. Beasley effective retroactively as of February 11, 2005 pursuant to which he serves as the Vice President of Operations. Pursuant to this agreement, Mr. Beasley receives an annual base salary of $383,000 subject to an annual increase of not less than 5%, an amount equal to the amount payable by Mr. Beasley for coverage under the Company’s benefit plans (plus an additional amount equal to taxes payable by Mr. Beasley as a result of the receipt of this payment) and an annual cash bonus at the discretion of the Compensation Committee. Mr. Beasley also received 60,000 shares of the Company’s Restricted Stock (as defined in the 2000 Equity Plan) under the 2000 Equity Plan. The employment agreement with Mr. Beasley expires on May 13, 2008 and will automatically renew thereafter for successive one-year periods unless notice is provided at least 90 days before the expiration of the term by Mr. Beasley or the Company. The Company could incur severance obligations under the terms of the employment agreement in the event that Mr. Beasley’s employment is terminated without cause or if he resigns for good reason. A copy of this employment agreement is furnished as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

    Not applicable.

(b) Pro Forma Financial Information

    Not applicable.

(c) Exhibits

    The following exhibits are furnished with this report pursuant to Item 1.01:

Exhibit Number	Description
99.1	Executive Employment Agreement by and between Beasley Mezzanine Holdings, LLC and George G. Beasley, dated as of May 13, 2005.

99.2	Executive Employment Agreement by and between Beasley Mezzanine Holdings, LLC and Bruce G. Beasley, dated as of May 13, 2005.

99.3	Executive Employment Agreement by and between Beasley Mezzanine Holdings, LLC and B. Caroline Beasley, dated as of May 13, 2005.

99.4	Executive Employment Agreement by and between Beasley Mezzanine Holdings, LLC and Brian E. Beasley, dated as of May 13, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEASLEY BROADCAST GROUP, INC.

Date: May 19, 2005	By:	/s/ Caroline Beasley
Caroline Beasley
Vice President, Chief Financial Officer, Secretary and
Treasurer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Executive Employment Agreement by and between Beasley Mezzanine Holdings, LLC and George G. Beasley, dated as of May 13, 2005.

99.2	Executive Employment Agreement by and between Beasley Mezzanine Holdings, LLC and Bruce G. Beasley, dated as of May 13, 2005.

99.3	Executive Employment Agreement by and between Beasley Mezzanine Holdings, LLC and B. Caroline Beasley, dated as of May 13, 2005.

99.4	Executive Employment Agreement by and between Beasley Mezzanine Holdings, LLC and Brian E. Beasley, dated as of May 13, 2005.

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